                                                                   Exhibit 3-109
--------------------------------------------------------------------------------

DSCS 204 (Rev. 81)                                          PLEASE INDICATE (CHECK ONE) TYPE CORPORATION:
                                                           |x| DOMESTIC BUSINESS CORPORATION
               ARTICLES OF INCORPORATION                                                                                  FEE
                                                           |_| DOMESTIC BUSINESS CORPORATION                              $75.00
                                                               A CLOSE CORPORATION - COMPLETE BACK
              COMMONWEALTH OF PENNSYLVANIA
        DEPARTMENT OF STATE - CORPORATION BUREAU           |_| DOMESTIC PROFESSIONAL CORPORATION
    308 NORTH OFFICE BUILDING, HARRISBURG, PA 17123            ENTER BOARD LICENSE NO.                                    -

-------------------------------------------------------------------------------
010 NAME OF CORPORATION (MUST CONTAIN A CORPORATE INDICATOR UNLESS EXEMPT UNDER 15 P.S. 290o o)
     Genesis Health Ventures of Wilkes-Barre, Inc.
-------------------------------------------------------------------------------
011 ADDRESS OF REGISTERED OFFICE IN PENNSYLVANIA (P.O. BOX NUMBER NOT
ACCEPTABLE)
    148 West State Street, Suite 100
-------------------------------------------------------------------------------
012 CITY                      033 COUNTY         013 STATE        064 ZIP CODE
Kennett Square                Chester (15)       Pennsylvania        19348
-------------------------------------------------------------------------------
050 EXPLAIN THE PURPOSE OR PURPOSES OF THE CORPORATION


To have unlimited power to engage in, or to do any lawful act concerning any and all lawful businesses for which corporations may be incorporated under the Pennsylvania Business Corporation Law, Act of May 5, 1933, as amended, and to own and operate nursing homes and convalescent centers and other related health care activities.

(ATTACH 81/2 x 11 SHEET IF NECESSARY)
-------------------------------------------------------------------------------
The Aggregate Number of Shares, Classes of Shares and Par Value of Shares
Which the Corporation Shall Have Authority to Issue:

040 Number and Class of Shares               041 Stated Par Value Per         042 Total Authorised          031 Term of Existence
                                             Share if Any                            Capital
1,000 shares Common Stock                    $1.00                            $1,000                        Perpetual

-------------------------------------------------------------------------------
The Name and Address of Each Incorporator, and the Number and Class of Shares Subscribed to by Each incorporator:

                          061, 062
080 Name                  063, 064 Address         (Street, City, State, Zip Code)                      Number & Class of Shares
-----------------------------------------------------------------------------------------------------------------------------------
  Fred J. Berg            Four Penn Center, Phila., PA 19103                                            1
-----------------------------------------------------------------------------------------------------------------------------------
                                               (ATTACH 81/2 x 11 SHEET IF NECESSARY)
-----------------------------------------------------------------------------------------------------------------------------------

  IN TESTIMONY WHEREOF, THE INCORPORATOR(S) HAS (HAVE) SIGNED AND SEALED THE ARTICLES OF INCORPORATION THIS 24th DAY OF April 1986.

/s/ Fred J. Berg
----------------------------
Fred J. Berg
                            - FOR OFFICE USE ONLY -

--------------------------------------------------------------------------------

030 FILED                 002 CODE                 003 REV BOX    SEQUENTIAL NO.                  100 MICROFILM NUMBER
                                                                  72387                            86272052
    Apr 28 1986            -----------------------  ------------  ----------------------------   -----------------------------------
                          REVIEWED BY              004 CC         AMOUNT                         001 CORPORATION NUMBER
                                                                  $75                              918198
/s/[graphic of signature] -----------------------  ------------   ----------------------------   -----------------------------------
                          DATE APPROVED            CERTIFY TO     INPUT BY                       LOG IN          LOG IN (REFILE)
                                                                  /s/[graphic of sig]
                          -----------------------  |_| REV.       ----------------------------   -----------------------------------
     Secretary of the     DATE REJECTED                           VERIFIED BY                    LOG OUT         LOG OUT (REFILE)
       Commonwealth                                |_| L & I      /s/[graphic of sig] 5/1
    Department of State   -----------------------
      Commonwealth of     MAILED BY DATE           |_| OTHER      ----------------------------   -----------------------------------
       Pennsylvania

Microfilm Number _________     Filed with the Department of State on JUN 13 1996

Entity Number 918198                           /s/ [graphic of signature]
                                               ---------------------------------
                                               Secretary of the Commonwealth

                    STATEMENT OF CHANGE OF REGISTERED OFFICE
                   DSCB: 15-l507/4144/5507/6144/8506 (Rev 90)

Indicate type of entity (check one):

|x|  Domestic Business Corporation (15 Pa.C.S. ss.1507)         |_|  Foreign Nonprofit Corporation (15 Pa. C.S.ss.6144)

|_|  Foreign Business Corporation (15 Pa.C.S. ss.4144)         |_|  Domestic Limited Partnership (15 Pa. C.S. ss.8506)

|_|  Domestic Nonprofit Corporation (15 Pa.C.S. ss.5507)

   In compliance with the requirements of the applicable provision of 15 Pa.C.S. (relating to corporations and unincorporated associations) the undersigned corporation or limited partnership, desiring to effect a change of registered office, hereby states that:

1. The name of the corporation or limited partnership is Genesis Health Ventures of Wilkes-Barre, Inc.

     -------------------------------------------------------------------------

2. The (a) address of this corporation's or limited partnership's current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is: (the Department is hereby authorized to ccrrect the following information to conform to the records of the Department):

     (a)  1635 Market Street, Philadelphia, PA 19103, Philadelphia County
          --------------------------------------------------------------------
          Number and Street          City        State     Zip         County

     (b)  c/o: C.T. Corporation System
               ---------------------------------------------------------------
               Name of Commercial Registered Office Provider           County

     For a corporation or a limited partnership represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation or limited partnership is located for venue and official publication purposes.

3.   (Complete part (a) or (b));

     (a) The address to which the registered office of the corporation or limited partnership in this Commonwealth is to be changed is:

         148 W. State Street, Kennett Square, PA 19348, Chester County
         ----------------------------------------------------------------------
         Number and Street          City        State     Zip         County

     (b) The registered office of the corporation or limited partnership shall be provided by:

      c/o  --------------------------------------------------------------------
           Name of Commercial Registered Office Provider               County

     For a corporation or a limited partnership represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation or limited partnership is located for venue and official publication purposes.

DSCB:15-1507/4144/5507/6144/8506 (Rev 90)-2

4. (Strike out if a limited partnership): Such change was authorized by the Board of Directors of the corporation.


   IN TESTIMONY WHEREOF, the undersigned corporation or limited partnership has caused this statement to be signed by a duly authorized officer this 10th day of June 1996.

                            Genesis Health Ventures of Wilkes-Barre, Inc.
                            ---------------------------------------------------
                            Name of Corporation/Limited Partnership


                        BY: Ira C. Gubernick, Esquire
                            ---------------------------------------------------
                                             (Signature)

                     TITLE: Corporate Secretary
                            ---------------------------------------------------